                                                                   EXHIBIT 10.15

                                                                  EXECUTION COPY






                        AMENDMENT AND WAIVER dated as of March 28, 2003 (this
                  "Amendment"), to the Credit Agreement dated as of May 14, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ALASKA COMMUNICATIONS SYSTEMS GROUP, INC., a Delaware corporation ("Holdings"), ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders party thereto, JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN
                  BANK), a New York banking corporation, as Administrative Agent, CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent, and CREDIT SUISSE FIRST BOSTON CORPORATION, as Documentation Agent.

            A. Pursuant to the Credit Agreement, the Lenders have extended credit, and have agreed to extend additional credit, to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. Holdings and the Borrower have requested that certain provisions of the Credit Agreement be amended and waived as set forth herein.

            C. The undersigned Lenders are willing so to amend and waive certain provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

            D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

            SECTION 1. Waivers. (a) The Required Lenders hereby waive compliance with Sections 6.04 and 6.08 of the Credit Agreement to the extent necessary to permit (i) any purchases by Holdings on or after the date on which this Amendment becomes effective of common Equity Interests issued by Holdings and
(ii) the payment of dividends or the making of any loans or other transfers by the Borrower to Holdings on or after the date on which this Amendment becomes effective to the extent necessary to provide Holdings with the funds necessary to effect any such purchases; provided that (i) at any time, the aggregate consideration, fees and expenses paid by Holdings at or prior to such time in connection with such purchases shall not exceed the amount equal to (A) 25% of the aggregate amount of Net Proceeds of the ACS Media Transaction and all ACS Media Dispositions received by the Borrower or any Subsidiary at or prior to such time minus (B) the aggregate amount in excess of $15,000,000 of such Net Proceeds used at or prior to such time to effect any investment pursuant to clause (o)(ii) of Section 6.04 of the Credit Agreement minus (C) the aggregate amount in excess of $2,700,000 of purchases by Holdings of common Equity Interests issued by Holdings in reliance on the waiver contained in Section 1 of the Amendment and Waiver to the Credit Agreement dated as of June 27, 2002 (the "June Waiver"), (ii) no Default shall exist at the time of any such purchase,
(iii) all such purchases shall be made using existing cash of Holdings, the Borrower or any Subsidiary or cash received by the Borrower or any Subsidiary as consideration for the ACS Media Transaction or any ACS Media Disposition and
(iv) subsequent to the consummation of the ACS Media Transaction (other than clause (h) of the definition of the term ACS Media Transaction), Holdings may not purchase additional common Equity Interests issued by Holdings in reliance on the June Waiver.

            (b) The Required Lenders hereby waive compliance with Sections 5.12, 6.01, 6.02, 6.03, 6.04, 6.05, 6.08 and 6.10 of the Credit Agreement to the
extent necessary to permit the consummation of the ACS Media Transaction (other than clause (h) of the definition of the term ACS Media Transaction); provided that such waiver shall cease to be effective (and the Lenders shall have all rights that would have existed if such waiver had never been given) if any Default or Event of Default that would have occurred as a result of the ACS Media Transaction in the absence of the foregoing waiver does not cease to exist on or before 12:00 noon, New York City time, two Business Days following the consummation of the ACS Media Transaction (other than clause (h) of the definition of the term ACS Media Transaction).

            SECTION 2. Amendments to Section 1.01. (a) The definition of the term "Prepayment Event" in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the text "other than Indebtedness permitted pursuant to Section 6.01" in clause (d) of such definition the text "(other than Indebtedness permitted pursuant to clause (xi) of Section 6.01(a))".

            (b) The definition of the term "Senior Subordinated Notes" in
Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the text "pursuant to the Subordinated Debt Documents" the text "on the Closing Date".

            (c) The definition of the term "Subordinated Debt Documents" in
Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "Subordinated Debt Documents" means the indentures or other agreements under which the Senior Subordinated Notes or any High Yield Notes are issued and all other instruments, agreements and other documents evidencing or governing the Senior Subordinated Notes or any High Yield Notes or providing for any Guarantee or other right in respect thereof.

            (d) The definition of the term "Subsidiary Loan Party" in Section
1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "Subsidiary Loan Party" means any Subsidiary other than (i) a
            Foreign Subsidiary, (ii) ACS Holdings to the extent, and only to the extent, that it complies with the limitations on its business, activities, assets and liabilities set forth in Section 6.03(f) and
            (iii) ACS Media LLC to the extent, and only to the extent, that it has no more than $5,000 in total assets and does not engage in any business or activity (including acquiring any assets or incurring any liabilities other than liabilities incidental to its existence).

            (e) The following new definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

                  "ACS Holdings" means ACS Media Holdings LLC, a Delaware
            limited liability company and a wholly owned subsidiary of ACS InfoSource, Inc., an Alaska corporation and Subsidiary.

                  "ACS Media Investment Agreement" means the investment
            agreement to be entered into by and between ACS Media Income Fund, ACS Media Canada Inc., ACS InfoSource, Inc., the Borrower, ACS Holdings and ACS Media LLC, and the terms and conditions of which shall be consistent with those described in the ACS Media Prospectus, and otherwise reasonably satisfactory to the Administrative Agent.

                  "ACS Media Disposition" means any disposition by ACS Holdings of (a) any Equity Interests in ACS Media LLC that ACS Holdings owns immediately following the sale to ACS Media Canada Inc. pursuant to clause (f) of the definition of the term ACS Media Transaction or
            (b) any trust units of ACS Media Income Fund acquired by ACS Holdings pursuant to the exchange described in clause (h) of the definition of the term ACS Media Transaction, in each case to a Person other than the Borrower or any Subsidiary Loan Party on terms and conditions reasonably satisfactory to the Administrative Agent and solely for cash consideration that shall be payable on the date of such disposition.

                  "ACS Media Prospectus" means the preliminary prospectus of ACS
            Media Income Fund dated March 6, 2003 (as amended and restated in a form reasonably satisfactory to the Administrative Agent and not materially adverse to the Lenders).

                  "ACS Media Transaction" means, in each case upon the terms and subject to the conditions set forth in the ACS Media Investment Agreement, (a) the contribution by ACS InfoSource, Inc. ("ACS InfoSource") of substantially all its assets and liabilities (the "ACS Media Business") to ACS Holdings immediately prior to the consummation of the transaction referred to in clause (f) of this definition and for consideration consisting of (i) 100% of the Equity Interests of ACS Holdings and (ii) unsecured subordinated notes (the "ACS Holdings Notes") to be issued by ACS Holdings in a form substantially similar to the unsecured subordinated notes (the "ACS Canada Notes") issued by ACS Media Canada Inc. ("ACS Canada") described in the ACS Media Prospectus; (b) the contribution by ACS Holdings of the ACS Media Business to ACS Media LLC immediately prior to the consummation of the transaction referred to in clause
            (f) of this definition and for consideration consisting of 100% of the Equity Interests of ACS Media LLC; (c) the guarantee by ACS Media LLC of the obligations of ACS Holdings under the ACS Holdings Notes; (d) the borrowing by ACS Media LLC under a new senior secured credit facility (the "New Facility") to be obtained by it substantially simultaneously with or immediately prior to the consummation of the transaction referred to in clause (e) of this definition; (e) the repurchase by ACS Media LLC of a portion of the Equity Interests of ACS Media LLC from ACS Holdings using approximately $33,000,000 of the proceeds of borrowings by ACS Media LLC under the New Facility substantially simultaneously with or immediately prior to the consummation of the transaction referred to in clause (f) of this definition; (f) the purchase by ACS Canada of at least 60% of the outstanding Equity Interests of ACS Media LLC (after giving effect to the repurchase described in clause (e) of this definition) from ACS Holdings yielding Net Proceeds that will be applied within three Business Days after such purchase to prepay Term Loans pursuant to Section 2.11(c) of not less than $122,000,000 (assuming that 100% of the Equity Interests of ACS Media LLC are sold to ACS Canada) (or an equivalent proportional amount if less than 100% of the Equity Interests of ACS Media LLC are sold to ACS Canada) and the release, immediately prior to such purchase, of any Liens on the assets of ACS Media LLC created under the Security Documents; (g) at the Borrower's option, the continuation after the consummation of the transaction referred to in clause (f) of this definition of the guarantee by the Borrower of ACS InfoSource's obligations under the directory publishing services agreement between the Borrower and L.M. Berry and Company dated August 10, 2000; and (h) after the consummation of the transaction referred to in clause (f) of this definition, the exercise by ACS Holdings of its right, if it decides in its sole discretion to do so, to exchange Equity Interests in ACS Media LLC for trust units of ACS Media Income Fund pursuant to the exchange agreement to be entered into by and between ACS Media Income Fund, ACS Canada, ACS InfoSource, ACS Holdings and ACS Media LLC, and the terms and conditions of which shall be consistent with those described in the ACS Media Prospectus and otherwise reasonably satisfactory to the Administrative Agent.

                  "ACS Media Transaction Related Agreements" means the
            agreements to be entered into or remain in effect by and between, among other parties, the Borrower or one of the Subsidiaries, on the one hand, and ACS Media Income Fund, ACS Media LLC or one of their respective subsidiaries, on the other hand (including a publishing rights agreement, directory publication and distribution agreement, directory agreement, license agreement, subscriber list information license agreement, billing and collection agreement, non-competition agreement and negative pledge agreement), and the terms and conditions of which shall be, in each case, consistent with those described in the ACS Media Prospectus, and otherwise reasonably satisfactory to the Administrative Agent.

                  "High Yield Notes" means any unsecured notes issued by the
            Borrower pursuant to an offering exempt from registration under the Securities Act of 1933 pursuant to Rule 144A promulgated by the Securities and Exchange Commission; provided that
            (a) immediately after the issuance of such notes, the Borrower would be in compliance with the covenants contained in Sections 6.12 and
            6.13 if such compliance were recomputed on a pro forma basis as of the last day of the most recently completed fiscal quarter of the Borrower as if such issuance (and any prepayment of Loans using Net Proceeds of such issuance) had occurred on the first day of each relevant period for testing such compliance, (b) neither Holdings nor any Subsidiary shall Guarantee such notes unless Holdings or such Subsidiary, as applicable, also has Guaranteed the Obligations pursuant to a Guarantee Agreement and (c) the other terms and conditions of such notes (including but not limited to terms and conditions relating to events of default, covenants, change of control, redemptions and remedies but excluding the interest rate thereon and any subordination terms thereof) shall be reasonably satisfactory to the Administrative Agent and no less favorable to the Lenders than the terms and conditions of the Senior Subordinated Notes; provided that the interest rate on such notes must be no greater than a market rate of interest at the time of issuance.

            SECTION 3. Amendment to Section 2.08(a). Section 2.08(a) of the Credit Agreement is hereby amended by inserting immediately after the text "has not been consummated at or before such time" the text "; provided that if, at any time, the aggregate amount of Net Proceeds of any issuance of High Yield Notes that would otherwise be required pursuant to Section 2.11(c) to be applied to prepay Term Borrowings exceeds the aggregate principal amount of Term Borrowings outstanding at such time, then at such time, automatically without any further action by any Person, the Revolving Commitments will be reduced in the amount of such excess".

            SECTION 4. Amendments to Section 2.11(c). Section 2.11(c) of the Credit Agreement is hereby amended by:

            (a) inserting immediately after the text "in an aggregate amount equal to such Net Proceeds" the text "(or, if such event is (i) the ACS Media Transaction, in an aggregate amount equal to 75% (or such larger percentage that will result in the satisfaction of clause (f) of the definition of the term ACS Media Transaction) of the Net Proceeds thereof, or (ii) an ACS Media Disposition, in an aggregate amount equal to the greater of (A) 75% of the Net Proceeds of such ACS Media Disposition and (B) the percentage (but not more than 100%) of the Net Proceeds of such ACS Media Disposition that, when added to the aggregate amount of prior prepayments of the Term Loans as a result of the transactions described in clauses (e) and (f) of the definition of the term ACS Media Transaction and any prior ACS Media Disposition, results in the Term Loans having been paid in an aggregate principal amount equal to $122,000,000 times the aggregate percentage of the Equity Interests in ACS Media LLC as of the date of consummation of the transaction described in clause (f) of the definition of the term ACS Media Transaction sold in the transaction described in clause (f) of the definition of the term ACS Media Transaction and all ACS Media Dispositions (including such current ACS Media Disposition)";

            (b) inserting in the proviso immediately after the text "clause (a) of the definition of the term Prepayment Event" the text "(other than the ACS Media Transaction and any ACS Media Disposition)"; and

            (c) inserting immediately after the proviso the text "; provided further that any cash payments received by the Borrower or any of the Subsidiaries pursuant to any transaction referred to in clause (e) or (f) of the definition of the term ACS Media Transaction or any ACS Media Disposition shall be deemed to be payments in respect of a Prepayment Event for the purpose of this Section 2.11(c)".

            SECTION 5. Amendments to Section 6.01(a). Section 6.01(a) of the Credit Agreement is hereby amended by:

            (a) deleting the word "and" immediately following the semicolon in clause (ix);

            (b) deleting the period immediately following clause (x) and replacing it with a semicolon; and

            (c) inserting the following new clauses after clause (x):

                (xi) High Yield Notes; and

                  (xii) the "ACS Holdings Notes" issued as described in clause
            (a) of the definition of the term ACS Media Transaction.

            SECTION 6. Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by adding the following new paragraph after paragraph (e):

                  (f) ACS Holdings will not engage in any business or activity other than (i) the ownership and disposition of Equity Interests in ACS Media LLC, (ii) the exercise by ACS Holdings of its right, if it decides in its sole discretion to do so, to exchange Equity Interests in ACS Media LLC for trust units of ACS Media Income Fund pursuant to clause (h) of the definition of the term ACS Media Transaction and the subsequent ownership and disposition of such units, (iii) the issuance of and payment with respect to the "ACS Holdings Notes" and the issuance of Equity Interests in ACS Holdings to ACS InfoSource, Inc., in each case as described in clause (a) of the definition of the term ACS Media Transaction, and the distribution by ACS Holdings to ACS InfoSource, Inc., of assets with respect to Equity Interests in ACS Holdings held by ACS InfoSource, Inc., (iv) the receipt of the "ACS Media Business" and the contribution of the "ACS Media Business" to ACS Media LLC, in each case as described in clauses (a) and (b) of the definition of the term ACS Media Transaction, (v) the entry into the ACS Media Transaction Related Agreements and (vi) activities incidental to the foregoing. ACS Holdings will not own or acquire any assets (other than the "ACS Media Business" described in clause (a) of the definition of the term ACS Media Transaction, Equity Interests in ACS Media LLC, any distributions with respect to Equity Interests in ACS Media LLC or the units referred to in the immediately preceding sentence, such units and cash or other consideration obtained pursuant to clause (e) or (f) of the definition of the term ACS Media Transaction and any ACS Media Disposition) or incur any liabilities (other than liabilities under the Loan Documents, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities); provided that ACS Holdings shall promptly distribute to the Borrower or any Subsidiary Loan Party any assets obtained pursuant to clauses (e) and (f) of the definition of the term ACS Media Transaction, any ACS Media Disposition and any distribution with respect to Equity Interests in ACS Media LLC or trust units of ACS Media Income Fund.

            SECTION 7. Amendments to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended by:

            (a) deleting the word "and" immediately following the semicolon in clause (n);

            (b) deleting clause (o) in its entirety and replacing it with the following:

                  (o) other investments in an aggregate amount not to exceed the sum of (i) $15,000,000 and (ii) the amount equal to (A) 25% of the aggregate amount of Net Proceeds of the ACS Media Transaction and all ACS Media Dispositions received by the Borrower or any Subsidiary at or prior to such time minus (B) the aggregate amount of such Net Proceeds used at or prior to such time for the purchase of common Equity Interests issued by Holdings pursuant to the waiver contained in Section 1 of the Amendment and Waiver to this Agreement dated as of March 28, 2003; and

                  (p) any investment described in the definition of the term ACS Media Transaction.

            SECTION 8. Amendments to Section 6.05. Section 6.05 of the Credit Agreement is hereby amended by:

            (a) deleting the word "and" immediately following the semicolon in clause (b);

            (b) adding the following new clauses after clause (c):

            (d) any disposition described in the definition of the term ACS Media Transaction; and

            (e) any ACS Media Disposition;

            (c) inserting the text "and the exchange by ACS Holdings of Equity Interests in ACS Media LLC for trust units of ACS Media Income Fund as described in clause (h) of the definition of the term ACS Media Transaction and other than as permitted by clause (d) above" in the proviso immediately following the text "shall be made for fair value and (other than those permitted by clause (b) above".

            SECTION 9. Amendments to Section 6.08(b). Section 6.08(b) of the Credit Agreement is hereby amended by:

            (a) deleting the text "(vi) payment to any Person of Indebtedness" and replacing it with the text "(vii) payment to any Person of Indebtedness";

            (b) inserting the text "or any High Yield Notes" immediately after the text "Senior Subordinated Notes" in clause (ii);

            (c) deleting the word "and" immediately following clause (iii) of the proviso to clause (vi) and replacing it with a comma;

            (d) inserting the following text immediately after clause (iv) of the proviso to clause (vi): "and (v) all such repurchases, redemptions, retirements or cancelations shall be made using existing cash of Holdings, the Borrower or any Subsidiary or cash received by the Borrower or any Subsidiary as consideration for the ACS Media Transaction";

            (e) deleting the period immediately following clause (vii) and replacing it with the text "; and"; and

            (f) inserting the following new clause after clause (vii):

            (viii) payment of the "ACS Holdings Notes" described in clause (a) of the definition of the term ACS Media Transaction.

            SECTION 10. Amendments to Section 6.09. Section 6.09 of the Credit Agreement is hereby amended by:

            (a) deleting the word "and" immediately following the comma after clause (i); and

            (b) inserting the following text immediately after clause (j): "(k) the transactions described in clauses (a), (b) and (f) of the definition of the term ACS Media Transaction and (l) the payment to Fox Paine and Company LLC of a transaction advisory fee in an amount not to exceed 1% of the gross proceeds of the ACS Media Transaction for services rendered in connection with the origination, structuring and consummation of the ACS Media Transaction upon, and subject to, the consummation of the ACS Media Transaction (other than clause (h) of the definition of the term ACS Media Transaction)".

            SECTION 11. Amendments to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended by:

            (a) deleting the word "and" immediately following clause (vi) of the proviso to such Section; and

            (b) inserting the following text immediately after clause (vii) of the proviso to such Section: "(viii) the foregoing shall not apply to restrictions and conditions on ACS Holdings contained in any ACS Media Transaction Related Agreements".

            SECTION 12. Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by replacing the text "Holdings Discount Indenture or (d) any other material document" with the text "Holdings Discount Indenture,
(d) the ACS Media Investment Agreement, (e) the ACS Media Transaction Related Agreements or (f) any other material document".

            SECTION 13. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

            (a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (b) The representations and warranties of Holdings and the Borrower set forth in the Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

            (c) The aggregate consideration, fees and expenses paid by Holdings in connection with purchases by Holdings pursuant to Section 1 of the June Waiver of common Equity Interests issued by Holdings on or prior to the date hereof is not less than $2,700,000.

            (d) Before and after giving effect to this Amendment, no Default shall have occurred and be continuing.

            SECTION 14. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower and (iii) the Required Lenders, (b) the Administrative Agent shall have received payment of (i) the amendment fees required to be paid by the Borrower pursuant to Section 16 hereof and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent required to be paid by the Borrower pursuant to the Credit Agreement, to the extent invoiced prior to the date hereof, and (c) ACS InfoSource, Inc. shall have pledged any of the Equity Interests held by it of ACS Holdings and any Indebtedness owed to it by ACS Holdings (including any stock certificates or promissory notes relating thereto, in each case accompanied by stock or note powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and such other instruments and documents as the Collateral Agent may reasonably request); provided that the representations and warranties set forth herein and in the other Loan Documents are true and correct as of the date that the last of such counterparts referred to in clause (a) above is received, except to the extent such representations and warranties expressly relate to an earlier date.

            SECTION 15. Credit Agreement. Except as specifically amended and waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment shall be a Loan Document for all purposes.

            SECTION 16. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay promptly to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 5:00 p.m., New York time, on March 28, 2003, an amendment fee in an amount equal to 0.100% of the sum of such Lender's Revolving Commitment and outstanding Term Loans, calculated without giving effect to the prepayment of Term Loans made, or to be made, using Net Proceeds of the ACS Media Transaction; provided that such fee shall not be payable unless and until all conditions to the effectiveness of this Amendment as provided in Section 14 hereof (other than payment of such amendment fee) shall have been satisfied.

            SECTION 17. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 18. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

            SECTION 19. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                           ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.,

                                by
                                    /s/ Kevin P. Hemenway
                                    --------------------------------------
                                    Name:  Kevin P. Hemenway
                                    Title: Senior V.P., CFO, and Treasurer

                           ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.,

                                by
                                    /s/ Kevin P. Hemenway
                                    --------------------------------------
                                    Name:  Kevin P. Hemenway
                                    Title: Senior V.P., CFO, and Treasurer

                           JPMORGAN CHASE BANK (formerly known as THE
                           CHASE MANHATTAN BANK), individually and as Administrative Agent,

                                by
                                    /s/ John Kowalczuk
                                    --------------------------------------
                                    Name:  John Kowalczuk
                                    Title: Vice President

                           CANADIAN IMPERIAL BANK OF
                           COMMERCE, as Syndication Agent,

                                by
                                    /s/ Keith Labbate
                                    --------------------------------------
                                    Name:  Keith Labbate
                                    Title: Executive Director
                                           CIBC World Markets Corp., As Agent

                           CREDIT SUISSE FIRST BOSTON
                           CORPORATION, individually and as Documentation Agent,

                                by
                                    /s/ Savonna Day-Goins
                                    --------------------------------------
                                    Name:  Savonna Day-Goins
                                    Title: Vice President

                                by
                                    /s/ Doreen B. Welch
                                    --------------------------------------
                                    Name:  Doreen B. Welch
                                    Title: Associate


                           SIGNATURE PAGE TO AMENDMENT AND WAIVER
                           DATED AS OF MARCH 28, 2003, AMONG ALASKA
                           COMMUNICATIONS SYSTEMS GROUP, INC., ALASKA
                           COMMUNICATIONS SYSTEMS HOLDINGS, INC., THE
                           LENDERS PARTY THERETO, JPMORGAN CHASE BANK,
                           CANADIAN IMPERIAL BANK OF COMMERCE AND
                           CREDIT SUISSE FIRST BOSTON CORPORATION


                                   Name of Institution:

                                by
                                    /s/ Signatures of Lenders on file with
                                    Registrant representing 99.2% of the
                                    outstanding term loans and revolving
                                    commitments as of the date hereof